Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Spreadtrum Communications, Inc. (the “Company”) on Form 20-F for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David S. Wu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2009

/s/ David S. Wu
David S. Wu
Chief Financial Officer
Spreadtrum Communications, Inc.

The foregoing certification is being furnished solely pursuant to 18 United States Code Section 1350 and is not being filed as part of the Report.